UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 19, 2023
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 19, 2023, the Board of Directors (the “Board”) of WEC Energy Group, Inc. (the “Company”) adopted certain amendments (the “Amendments”) to the Bylaws of the Company (the “Bylaws”), effective immediately. The Amendments, which relate to circumstances in which a stockholder chooses to conduct a public solicitation in support of its own director nominee(s), include:

•Requiring a stockholder soliciting proxies in support of director nominees other than the nominees of the Board to comply with the provisions of Rule 14a-19 of the Securities Exchange Act of 1934, as amended (“Rule 14a-19”).

•Requiring that a soliciting stockholder represent that it will (1) deliver a proxy statement and form of proxy to holders of at least the percentage of voting power required by Rule 14a-19, and (2) provide evidence of having delivered such documents to holders of the required voting power.

•Requiring the consent of director nominees to being named in a proxy statement.

•Requiring additional information and representations be provided by director nominees.

•Providing that the Company shall disregard any proxies or votes for a soliciting stockholder’s director nominee(s) if such soliciting stockholder fails to comply with Rule 14a-19 or to provide evidence of having delivered a proxy statement and form of proxy to holders of the required voting power.

•Requiring a stockholder soliciting proxies from other stockholders to use a proxy card color other than white.

•Incorporating other technical, ministerial and conforming changes.

The foregoing summary of the Amendments is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1	Bylaws of WEC Energy Group, Inc. as amended to January 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: January 20, 2023	William J. Guc, Vice President and Controller

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